UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
Pension Plan Equity Contribution
From March 26, 2010 through and including March 31, 2010, DTE Energy Company (the “Company”) contributed an aggregate of 2,223,822 shares of the Company’s common stock, no par value (the “Shares”), to the DTE Energy Company Affiliates Employee Benefit Plans Master Trust (the “Trust”) created under the DTE Energy Company Retirement Plan in consideration for a credit against future funding obligations to the Trust of the Company’s wholly owned subsidiary, The Detroit Edison Company (“Detroit Edison”). The Shares were valued for purposes of the contribution at $97.5 million in the aggregate. The Shares were contributed to the Trust in a private placement transaction made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
On March 31, 2010, the Company also entered into a Registration Rights Agreement (“Registration Rights Agreement”) with Evercore Trust Company, N.A., in its capacity as the investment manager of the Shares. The Registration Rights Agreement provides, among other things, that the Company will prepare and file with the Securities and Exchange Commission a shelf registration statement on Form S-3 covering the resale of the Shares by the Trust, unless an existing registration statement covering the shares may be used. The Company must use its reasonable commercial efforts to cause such registration statement to remain continuously effective until the earliest of (a) the date on which all Shares are sold, (b) the date on which the Shares may be sold by the Trust pursuant to Rule 144 under the Securities Act of 1933 and (c) the date which is 90 days after the date on which the number of Shares held by the Trust is less than one percent of the Company’s outstanding common stock.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Registration Rights Agreement between DTE Energy Company and Evercore Trust Company, N.A., dated as of March 31, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: April 1, 2010

DTE ENERGY COMPANY (Registrant)
/s/ N. A. Khouri
N. A. Khouri Vice President & Treasurer

THE DETROIT EDISON COMPANY (Registrant)
/s/ N. A. Khouri
N. A. Khouri Vice President & Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Registration Rights Agreement between DTE Energy Company and Evercore Trust Company, N.A., dated as of March 31, 2010.